Exhibit 99.1

NYSE American: CTO YEAR END 2018 INVESTOR PRESENTATION 1969 50 YEARS on the NYSE 2019 BUILT TO LAST

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the risks associated with development activities including potential tax ramifications, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES (A) THROUGH (J) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 66

WHY CTO

KEY TAKEAWAYS ABOUT CTO

- Trading at Meaningful Discount to NAV
- Land Sales Provide Organic Source of Capital
- Faster Income Growth (vs Peers)
- Income Portfolio in Stronger Markets (vs Peers)
- Focusing Portfolio Toward Net Lease Sector
- Strong Free Cash Flow – Growing and Building NAV
- Potential REIT Conversion – Efficient Tax Structure
- Buying Back Shares & Increasing Dividends
- Efficient Structure -14 Employees

(1) As of December 31, 2018
(2) Annualized based on Q1 2019 quarterly dividend declared

As of February 1, 2019 (unless otherwise noted)

Equity Market Cap	$ 328.2 million
Debt (E)	$ 250.3 million
Total Enterprise Value ("TEV") (E)	$ 578.5 million
Cash (including 1031 restricted cash)	$ 20.6 million
Net Leverage (net debt to TEV) (E)	39.7%
Annual Dividend (2)(G)	$0.40
Closing Price	$60.37
52-Week High	$67.97
52-Week Low	$49.23
Shares Outstanding (1)	5.437 million
Income Property Portfolio	
Properties	47
States	14
Land Holdings	
Total Land Holdings	≈5,400
Acres Under Contract (all in Daytona Beach, FL)	≈1,680
% of Acres Under Contract	31%
Total Value of Contracts	$100.2 million (A)

Discount to NAV | Organic Capital Source | Portfolio Quality

CONSOLIDATED TOMOKA 3

Q4 2018 HIGHLIGHTS CONSOLIDATED TOMOKA Continuing to Execute Our Strategy 4 MONETIZING LAND CONVERT PROCEEDS TO INCOME (10 ACQUISITIONS) TOTAL SALES PROCEEDS: $21.1 million ACRES: ≈114 PRICE PER ACRE: $185,000 GAIN: $17.8mm ($2.45/share, net of tax) TOTAL PURCHASE PRICE: $78.6 million LOCATION: Albuquerque NM, Jacksonville FL, Arlington TX AVG. LEASE TERM: 11.9 years WGHTD. AVG. CAP RATE: 6.98% LAND SALES SHARE BUYBACK INVESTED CAPITAL: $5.9 million TOTAL SHARES: 102,399 AVG. PRICE/SHARE: $57.23 SINGLE-TENANT ACQUISITIONS RETURNING CAPITAL to SHAREHOLDERS GOLF OPERATIONS/ASSETS HELD FOR SALE

’13 – ’18 CAGR 33% ’13 – ’18 CAGR 56% ’13 – ’18 CAGR 60% ’13 – ’18 CAGR 14% ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2013 –2018 ($000’s) Consistent Growth in Key Metrics (1) Basic Earnings per Share including from discontinued operations (2) As of December 31 (3) Prior periods adjusted to reflect reclassification of Golf Operations as a discontinued operation 5 Total Revenues (3) Operating Income (3) Book Value Per Share Earnings Per Share (1) (2) Earnings resulting from tax rate change in the Tax Cut & Jobs Act $3.51 $7.53 $4.02 $6.76 $1.20 $20,995 $30,932 $37,755 $65,885 $86,317 $86,689 $- $20,000 $40,000 $60,000 $80,000 $100,000 2013 2014 2015 2016 2017 2018 $6,896 $11,947 $20,882 $37,982 $39,256 $63,493 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2013 2014 2015 2016 2017 2018 $20.53 $21.83 $22.81 $25.97 $32.98 $38.95 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2013 2014 2015 2016 2017 2018 $0.00 $2.00 $4.00 $6.00 $8.00 2013 2014 2015 2016 2017 2018 $0.64 $1.11 $1.44 $2.86 $5.56

STRONG CASH FLOW GROWTH(1)(I)

For the Fiscal Years-Ended ($000's)

	Actual 2015	Actual 2016	Actual 2017	Actual 2018	Estimate 2019
Income Property NOI[2]	$14,724	$17,172	$21,323	$28,207	$37,000
Interest Income from Loan Investments	2,691	2,588	2,053	616	
Cash Flows from Golf Operations[3]	(721)	(773)	(864)	(906)	
Other Cash Flows[4]	897	2,251	873	728	
Recurring Cash Inflows	**$17,591**	**$21,238**	**$23,385**	**$28,645**	
General & Administrative Expense[5]	($6,476)	($5,868)	($7,257)	($6,898)	
Wintergreen Costs[6]	(91)	(1,251)	(1,558)	(1,203)	
Interest Paid	(4,705)	(6,779)	(7,060)	(8,419)	
Income Taxes (Paid)/Refunded	(1,026)	(377)	624	(116)	
Dividends Paid	(464)	(682)	(997)	(1,484)	
Cash Outflows	**($12,762)**	**($14,957)**	**($16,248)**	**($18,120)**	
Net Operating Cash Flows	**$4,829**	**$6,281**	**$7,137**	**$10,525**	**$18,000**
Cash Flow/Share	*$0.83*	*$1.11*	*$1.29*	*$1.92*	
Dividend Pay-Out Ratio	**8.8%**	**9.8%**	**12.3%**	**12.4%**	**10.0+%**

Potential **70+%** Growth in **2019**

ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS

1) **Excludes capital expenditures and share buybacks**
2) Segment revenue excluding non-cash items (e.g. straight-line rent, intangible amortization/accretion) less the applicable direct costs of revenue
3) Excludes non-cash straight-line rent in 2015 and 2016 for lease with City of Daytona Beach which CTO bought out in January 2017
4) Includes Oil lease payments & royalties less applicable property taxes
5) Excludes non-cash stock compensation and Shareholder/Wintergreen Costs
6) Shareholder/Wintergreen costs include investigating baseless/meritless allegations, strategic alternatives process in 2016, two proxy contests ('17 and '18) and other shareholder matters

Significant Free Cash Flow Growth – Estimated >$3/Share in '19

CONSOLIDATED TOMOKA

6

CTO SNAPSHOT CONSOLIDATED TOMOKA A Lot More Income than Land Percentages based on values derived on NAV worksheet on Slide #8 47 Properties ≈2.4 million Sq. Ft. Retail and Office NOI $33.5 million (C) Subsurface Interests >450,000 Acres 5,380 Total Acres 1,677 Acres (31%)(A) Under Contract for $100.2 million(A) Avg. Price of $60k/acre % of Total Value of Asset Components (1) As of February 1, 2019 (unless otherwise noted) 7 Income Land Other LPGA International Golf Club + Other Assets Components of CTO’s Value 70% 6% 25%

TRANSITION TO SINGLE-TENANT FOCUS CONSOLIDATED TOMOKA Recycle Capital – Focus on Single-Tenant Net-Lease 8 YE 2019 Goal Single-Tenant Multi-Tenant Land Under Contract Remaining Land Other Assets Assets Targeting For Monetizing(A) Multi-Tenant 3600 Peterson Whole Foods Centre The Grove Westcliff 245 Riverside Other Assets Subsurface Golf Potential Proceeds to Redeploy ≈$125mm - $145mm+(A) (1) % Based on components of NAV worksheet on page 9 Accelerated Transition Today 53% 17% 5% 11% 14% 74% 6% 5% 11% 4%

NAV WORKSHEET [A][F]

As of February 1, 2019 (unless otherwise noted)

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre [A]		Value Range	
Income Properties @ 6.5% Cap Rate [F]	Cap Rate on NOI [1]						$ 515,500,000
Land Pipeline (Under Contract)	Pipeline Amount [2,A]	1,677	31%				$ 100,190,000
Subsurface Interests	Estimated Value [A]						$ 15,000,000
Downtown Daytona Beach Land	Book Value [3]						$ 4,700,000
Golf + Mitigation /Impact Fee Credits & Other Assets	Book Value [3]						$ 4,300,000
Cash + 1031 Restricted Cash	Book Value						$ 20,600,000
Total Value of Assets included in NAV							**$ 660,290,000**
Less: Debt and Other Liabilities							
Debt	Face Value[E]						$ (250,300,000)
Other Liabilities **(Excluding Def. Tax Liability)** [4]	Book Value[3]						$ (14,800,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 395,190,000**	**$ 395,190,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
Industrial Parcel	Estimated Value	850		$ 20,000	$ 40,000	$ 17,000,000	$ 34,000,000
Residential/Commercial Parcel West of I-95	Estimated Value	1,614		$ 15,000	$ 20,000	$ 24,200,000	$ 32,300,000
E. of Williamson btwn LPGA & Strickland	Estimated Value	86		$ 70,000	$ 95,000	$ 6,000,000	$ 8,200,000
Clyde Morris & Rifle Range Road	Estimated Value	58		$ 40,000	$ 60,000	$ 2,300,000	$ 3,500,000
Cornerstone Lots	Estimated Value	12		$ 200,000	$ 250,000	$ 2,400,000	$ 3,000,000
SW LPGA Blvd	Estimated Value	200		$ 12,000	$ 15,000	$ 2,400,000	$ 3,000,000
Tomoka Town Center - Remaining Parcel	Estimated Value	13		$ 150,000	$ 325,000	$ 2,000,000	$ 4,200,000
Range of Value Estimates - Notable Available Land Parcels		2,833	53%			**$ 56,300,000**	**$ 88,200,000**
Subtotal of NAV Components						**$ 451,490,000**	**$ 483,390,000**
Other Land Holdings		845	16%	$ 8,000	$ 10,000	$ 6,800,000	$ 8,500,000
Total Land Holdings		5,355					
Net Value of NAV Components						**$ 458,290,000**	**$ 491,890,000**
Current Equity Market Cap @ February 1, 2019						**$ 328,228,792**	**$ 328,228,792**

(1) Cap Rate on NOI [C]
(2) Contract amounts As of February 1, 2019
(3) As of December 31, 2018
(4) Excludes intangible lease liabilities

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA 9

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales: 2011 –2018 & Pipeline(A) as of 2/1/19 10 (2) (1) (1) ACRES 0 16.6 11.7 99.6 114.0 707.6 1,700.9 2,697.3 1,537 163 2011 – 2018 Total Sales  $154.7mm Acres Sold  5,348 Total Pipeline(A) : ≈1,677 Acres Proceeds ≈$100.2mm (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, $1.5mm and $1.6mm for 2015, 2016, 2017, and 2018, respectively (2) Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture (1) $0 $618 $2,990 $8,807 $23,946 $13,902 $47,011 $59,019 $69,500 $30,700 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

PIPELINE OF POTENTAL LAND SALES[A]

As of February 1, 2019

9 DIFFERENT BUYERS

32% of Remaining Land

Contract/Parcel		Acres	Contract Amount (rounded)	Price per Acre (rounded)	Timing
O'Connor (1)(2)	1	203	$45.3mm	$223,000	'19 - '20
ICI Homes (SF)	2	1,016	$21.0mm	$21,000	Q4 '19
Commercial/MOB	3	32	$8.1mm	$253,000	'19 - '20
Residential (MF)/Retail	4	38	$6.1mm	$161,000	Q4 '19
Unicorp	5	31	$4.6mm	$148,000	'19 - '20
Residential (MF)	6	20	$4.0mm	$200,000	'19 - '20
Unicorp	7	10	$3.3mm	$330,000	'19
Senior Housing	8	13	$2.6mm	$200,000	'19 - '20
Residential (MF)/Retail	9	19	$2.0mm	$105,000	'20
ICI (SF) – Option Parcel	10	146	$1.7mm	$11,000	'19
Borrow Pit	11	149	$1.6mm	$11,000	'19 – '20
Totals/Average		**≈1,677**	**≈$100.2mm**	**≈$60,000**	

1. Land sale transaction that requires the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either our basis in credits that we own or the incurrence of costs to acquire the credits potentially equaling 5%-10% of the contract amount noted.
2. The Company expects that the buyer will complete the transaction in two separate closings, the first for approximately 123 acres with expected proceeds of approximately $29.3 million

SF –Single Family; AR –Age Restricted, MF – Multi-Family MOB – Medical Office Bldg.

Total Acreage West of I-95 ≈ 4,500 Acres

Total Acreage East of I- 95 ≈ 900 Acres



ORMOND BEACH
2
8
3
11
9
1
5
6
7
4
DAYTONA BEACH
TIGER BAY STATE FOREST
MOSAIC
10
95
92
40

Substantial Pipeline of Organic Capital for Growth to Income

CONSOLIDATED TOMOKA 11

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 203 Sales Price $45.3mm Price Per Acre $223,000 Expected Closing ’19 – ‘20 Commercial/Retail/Other 12

ABSORPTION OF LAND WEST OF I-95(A) Largest Area of Remaining Land Holdings Parcel Use Acres $ Amount of Contract Amount per Acre Est. Timing 1 ICI 1,016 $21.0mm $21k Q4 ’19 2 Residential 1,614 TBD TBD TBD 3 ICI 146 $1.7mm $11k ’19 4 Residential 200 TBD TBD TBD 5 Borrow Pit 149 $1.6mm $11k ‘19 – ‘20 6 TBD 142 TBD TBD TBD CONSOLIDATED TOMOKA 1 2 3 4 Largest Remaining Residential Land 13 5 6 Note: Bold Face indicates parcel Under Contract

1,614 ACRE PARCEL CONSOLIDATED TOMOKA Largest Remaining Residential Parcel 14 Entitled for 3,200 Single-Family residential units 200,000 SF of commercial Draft site plan from prior contract buyer

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 32 Sales Price $8.1mm Price Per Acre $253,000 Expected Closing ’19 – ‘20 Commercial/Medical Office 15

CONSOLIDATED TOMOKA CTO LAND IN OPPORTUNITY ZONES CTO Owns ≈170 Acres of Land In Opportunity Zones 16 Opportunity Zones Areas designated pursuant to the Tax Cut and Jobs Act of 2017 Provides tax incentives to investors for reinvesting capital gains into real estate located within the opportunity zones Opportunity Zones in Daytona Beach Map # Location Acreage 1 38 Acres (Under Contract) 38 2 Downtown Daytona Beach 6 3 Cornerstone Office Lots 12 4 SW Corner – LPGA & Clyde Morris 14 5 Tomoka Town Center 13 6 South side LPGA Blvd. 7 7 South side of LPGA Blvd. 10 8 Parcel next to Trader Joe’s 4 9 North of Dunn/West of Mason 13 10 West side of Clyde Morris 21 11 Possible Compensating Storage 38 TOTAL 176

CONSOLIDATED TOMOKA DOWNTOWN ASSEMBLAGE in OPPORTUNITY ZONE Engaged Broker Redevelopment Opportunities 17 Located in an Opportunity Zone Located in an Community Reinvestment Act (CRA) Zone

INCOME PROPERTY INVESTMENTS (1) Converting into Income ($000’s) Total Acquisitions for 2011 – 2018 and Est. for 2019 (A) Diversified Markets Higher Quality Properties Net of master tenant purchase contribution of $1.5 million for acquisition of income property in Aspen, CO in Q1 2018 Includes the investment of approximately $4.7 million for the acquisition of properties in downtown Daytona Beach, Florida in opportunity zone 18 2011 – 2018 Total Income Property Acquisitions  $470.0mm (A) As of February 1, 2019 (1)(2) $ - $25,717 $39,272 $42,166 $81,734 $91,475 $79,800 $109,800 $110,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 Est.

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA Investment $26.5 Million (1) 20-Year Master Lease 19,596 Square Feet Increasing Yield Opportunity under Master Lease Structure 19 Net of master tenant contribution of $1.5 million of Purchase Price Acquired February 2018 Hyman Ave & Hunter St. Aspen, Colorado Yield effective March 2019 5.00%

SINGLE-TENANT OFFICE INVESTMENT CONSOLIDATED TOMOKA 10-Year Lease – Annual Rent Escalations 20 Single Tenant Office 25.34 Acres Annual Rent Escalations Build-to-Suit built in 2009 Investment basis $209/SF Netflix investing > $1 Billion in movie studio/production (less than 1 mile from property) – adding 1,000 employees Acquisition Cap Rate 7.75% Investment $44.0 Million 10-Year NNN Lease 210,067 Square Feet Leased to real estate subsidiary of Fidelity Investments Acquired October 2018 Albuquerque, New Mexico

SINGLE-TENANT GROUND LEASE PORTFOLIO CONSOLIDATED TOMOKA Weighted Avg. 15-Year Leases – Rent Escalations 21 8 Ground Leases – Improved with Single Tenant Retail 14.8 yrs. Weighted Average remaining Lease Term 10.45 Acres Rent Escalations – generally Every 5 years Built in 2017 Acquisition Cap Rate 5.98% Jacksonville, Florida Investment $32.3 Million 8 Single-Tenant Ground Leases 44,000 Square Feet Acquired October 2018 New Construction – Ground Leases located adjacent to St. Johns Town Center

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA 15-Year Lease – Rent Escalations 22 Single Tenant Retail New 15 yr. Lease Term $282/SF 1.7 Acres Rent Escalations –Every 5 years Built in 1993 Acquisition Cap Rate 6.25% Arlington, Texas Investment $2.3 Million Single-Tenant NNN Lease 8,123 Square Feet Acquired December 2018 Well Located Single-Tenant property in strong retail corridor of Arlington, Texas

SELF-DEVELOPED SINGLE-TENANT NET LEASE CONSOLIDATED TOMOKA Redevelopment Potential Entitled for >1 million sq. ft. vertical development 6.04 acres Daytona Beach The Beach Parcel 2 Single-Tenant Net Lease Properties (restaurants) Total Square Feet: 12,044 Total Investment at Completion: $18.5 million (1) Opened January 2018 Creating Organic Income Growth Activating Daytona Beach Rent Commenced: Q1 2018 23 Net of tenant development contribution of $1.9 million

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Gain $3.7 million Daytona Beach, Florida Sq. Feet: 68,092 Sales Price/Sq. Ft.: $168 Harvesting Value Redeploying Capital 24 Redeployed into single-tenant office in target market with A+ credit tenant Portland (Metro), Oregon CAP RATE: 7.95% Monetized multi-tenant office properties in Daytona Purchase Price: $39.8 million Sq. Feet: 211,863 Purchase Price/Sq. Ft.: $188 CAP RATE: 7.40% Acquired October 2017 Sold March 2018

UPDATE ON THE GROVE CONSOLIDATED TOMOKA Unlocking Value – Creating Organic Returns 25 ≈112,000 sq. ft. situated on 14.35 acres 75% Leased (1) (1) As of February 1, 2019 (2) Excludes WaWa outparcel with basis of ≈$440k Improvements(J) Initial Investment $3.1M $10.5M WaWa opened and rent commenced in December 2018 Total Basis ≈$13.6mm (2)

MONETIZING MULTI-TENANT CONSOLIDATED TOMOKA Refining Focus to Single-Tenant Net Lease Santa Clara, CA 3600 Peterson Fort Worth, TX Westcliff Shopping Center Sarasota, FL Whole Foods Centre Winter Park, FL The Grove 245 Riverside Ave Jacksonville, FL Potential Capital to Redeploy into Single-Tenant Net Lease ≈$110mm - $125mm (A) Targeted for 2019 - 2020 26

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Stronger Markets – Stronger Credits 27 (% = as a % of Total NOI) As of February 1, 2019 Total Square Feet (2) Investment Grade Tenants (H) ≈2.4 33% States 14 Total Properties Annualized NOI (1) (C) 47 $33.5 Single Tenants >10% of NOI (C) 2 Geographic Diversity by State and Market (1) $ in millions (2) Square feet in millions Florida 33% North Carolina 13% New Mexico 10% Oregon 10% Texas 8% California 8% Georgia 4% 7 Other States 14% Jacksonville 12.0% Albuquerque 10.2% Raleigh 10.2% Orlando 10.0% Portland 9.4% Santa Clara 7.4% Sarasota 4.6% Aspen 3.9% Atlanta 3.8% Daytona Beach 3.5% Tampa 3.0% Phoenix 3.0% Fort Worth 2.2% Houston 2.7% Charlotte 2.8% Dallas 2.4% Reno 1.9% Other 7.0%

PORTFOLIO HIGHLIGHTS As of February 1, 2019 CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time 28 Portfolio Mix Annual NOI (C) ≈$33.5mm Wgtd. Avg. Lease Term 8.4 yrs. (1) 14 States Square Feet ≈2.4mm High Quality & Diversified Portfolio (% = as a % of Total NOI) (1) Weighted average for Single-Tenant portfolio only is 9.6 years 46% 54% Office Retail 74% 26% Single-Tenant Multi-Tenant

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Which Would You Rather Own? 29 BBB 3.6% BBB- 3.3% BBB 3.0% BBB 2.7% B- 5.9% 8.9 47% 64%/36%/0% Discount -6% Stock Price vs NAV(1)(4) Avg. Lease Term (1)(4) Leverage Level (1) (4) Retail/Office/Other (4) 14.0 28% 84%/16%/0% Premium 22% B+ 2.4% NR 1.8% NR 2.3% NR 1.7% NR 3.1% 10.1 20% 100%/0%/0% Premium 37% BBB 6.2% B+ 3.6% AA- 3.9% BBB+ 3.2% NR 3.1% 9.6 40% 54%/46% Discount -34% BB+ 4.8% A+ 3.8% NR 3.9% AG Hill A 17.8% BBB 6.4% AA- 5.3% BBB 3.9% BBB 4.8% B+ 3.7% 9.3 25% 81%/12%/7% Premium 37% NR 4.4% NR 3.8% B+ 3.6% B- 4.2% NR 5.3% 16.1 38% 87%/13%/0% Discount 15% AA- 5.5% B- 4.0% B+ 3.4% B+ 3.7% B+ 4.0% 11.5 33% 100%/0%/0% Premium 25% NR 10.2% CTO info as of February 1, 2019 and Discount to NAV from B Reilly FBR NAV as of January 11, 2019; CTO Avg. Lease Term is STNL properties only BLUE Letters denote S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of February 1, 2019, % of Base Rent (for ADC, VEREIT, NNN, O, EPRT), Rent + Interest for STOR - as of December 31, 2018 Source for Peers: Janney Montgomery Scott LLC and BMO as of February 1, 2019

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 30 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Median Household Income(1)(3) 3-Mile Avg. Household Income(1)(3) CTO info as of Q4 2018 Peer implied cap rates info from Janney Montgomery Scott LLC as of February 1, 2019 Peer Demographic Info: B. Riley FBR as of 2018 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) 84,565 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR 5.3% 5.0% 4.8% 7.0% 5.9% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $69,634 $59,391 $58,218 $55,055 $55,201 $55,389 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER STOR $88,660 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

Income Properties in Top 25 Markets Source: ‘2019 Emerging Trends in Real Estate’ publication by Urban Land Institute and PWC TARGET MARKET MAP Seattle Portland San Francisco Silicon Valley Los Angeles San Diego Phoenix Reno Salt Lake City Denver Dallas Austin Houston Nashville Atlanta NOI (C) from Properties in Top 25 Markets CONSOLIDATED TOMOKA Market Focus Targeting Good Long-Term Real Estate 26 54% 31 Rank CTO MSA 1 Dallas/Ft. Worth, TX 2 New York - Brooklyn 3 Raleigh/Durham, NC 4 Orlando, FL 5 Nashville, TN 6 Austin, TX 7 Boston, MA 8 Denver, CO 9 Charlotte, NC 10 Tampa/St. Pete, FL 11 Atlanta, GA 12 Miami, FL 13 Salt Lake City, UT 14 Los Angeles, CA 15 Orange County, CA 16 Seattle, WA 17 Fort Lauderdale, FL 18 Wash. DC/District 19 Indianapolis, IN 20 San Antonio, TX 21 Portland, OR 22 Minneapolis/St. Paul, MN 23 Columbus, OH 24 Wash. DC/NO.VA 25 Charleston, SC

SUBSURFACE INTERESTS CONSOLIDATED TOMOKA More than 455,000 Acres Book Basis ≈ $0 32 Approximately 95% of total subsurface acres Remaining 5% of total subsurface acres Counties with active or historic oil/gas production (1) Average success rate for wells drilled in Florida between 1995-2008 was 77% (1) April ‘08 Report by US Depart of the Interior County Acreage Osceola 105,833 Hendry 91,780 Lee 87,953 Okeechobee 35,584 Polk 32,793 Highlands 31,653 Taylor 22,512 St. Lucie 17,250 De Soto 12,274 All other counties 19,368 TOTAL 455,000 CTO owns full or partial interest in > 455,000 subsurface acres Made Application for Drilling Permit in Hendry County $17.4 million in revenue since 2012 from subsurface portfolio

GOLF OPERATIONS CONSOLIDATED TOMOKA Discontinued Operation 33 Membership Transition to Arcis Golf Book Value $3.1 million (1) Negative Cash Flow in ’18 ≈ -$900k Engaged Sales Broker Marcus & Milichap Targeted Disposition Timing 2019 $1.1 million impairment taken in Q3 2018 307 355 366 391 406 437 0 100 200 300 400 500 2013 2014 2015 2016 2017 2018

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA Net Debt to TEV ≈ 43% Fixed Rate Debt ≈ 52% Unsecured Debt ≈ 78% Weighted Average Rate = 4.05% Average Duration 3.8 years As of December 31, 2018 Debt Schedule (E) ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $150 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 150-220 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap and Principal Amortization beginning during Q2 2018 Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $120.74 3.89% 2.7 Convertible Notes (2) $75.00 4.50% 1.2 CMBS Loan (4) $30.00 4.33% 15.8 Mortgage Loan (5) $24.56 3.17% 2.3 Totals/Average $250.30 4.05% 3.8 Liquidity & Flexibility Attractive Rates Largely Unsecured 34 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $18,320 $2,467 $29,254 Available Credit Capacity Unrestricted Cash 1031 Restricted Cash

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Cumulative From 2012 Through 2/1/19 Consistent Approach Accretive to NAV 35 Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Aggregate Avg. Price/Share $52.93 NEW $10.0 Million ADDED to BUYBACK PROGRAM in JAN 2019 Share Buybacks(B)(D) % of CTO Shares outstanding 0.25% 0.0% 0.44% 2.03% 2.61% 2.40% Aggregate Shares 661,393 $0.5 $1.4 $7.9 $15.3 $22.5 $32.3 $35.0 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2013 2014 2015 2016 2017 2018 YTD 2019

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA 2012 Through Q1 2019 Disciplined Approach to Returning Capital 36 Annualized Dividend per Share INCREASING DIVIDEND + PAID QUARTERLY Dividends(G) Cumulative % increase in Dividend 50% 75% 100% 200% 350% 700% Note: 2019 based on annualization of Q1 2019 dividend of $0.10 per share CAGR: 38% 900% $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.27 $0.40 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2012 2013 2014 2015 2016 2017 2018 2019E

2019 GUIDANCE CONSOLIDATED TOMOKA Monetizing Land Growing Free Cash Flow Recycling Capital 37 FY2019 Guidance Earnings Per Share (Basic) (1)(2) $6.75 - $7.50 Incremental EPS (Basic) From Dispositions (3) $2.25 - $2.75 Acquisition of Income-Producing Assets $80mm - $120mm Target Investment Yield (Initial Yield – Unlevered) 5.75% - 7.25% Disposition of Income Properties (3) $50mm - $100 mm Target Disposition Yield (3) 7.50% - 8.50% Land Transactions (Sales Value) $50mm - $70mm Leverage Target (as % of Total Enterprise Value) < 40% of TEV Reaching full year target heavily dependent upon closing of certain land transactions including the transaction with O’Connor for 203 acres and with ICI Homes for 1,016 acres Closing on the 1,614-acre parcel west of I-95 in 2019 would produce an estimated increase to earnings of more than $2.50 per share, net of tax Incremental EPS from Dispositions not included in EPS Guidance

UPDATE ON REIT EVALUATION CONSOLIDATED TOMOKA Shareholder Approval Required 38 No Decision has been made by CTO to convert to REIT Structure Completed Steps in Evaluation Estimate accumulated historical Earnings and Profits (E&P) Prepared by “Big Four” firm Confirmed ability to distribute 80% of E&P in CTO stock New IRS Regs Other Actions Required to Convert (Est. Costs $350k - $500k) Merge C-Corp into REIT [S-4 Registration] Estimated 90-120 Days Obtain Shareholder Approval of Conversion Estimated 45-60 Days Estimated E&P as of 12/31/2017 (at Mid-Point of range) $37,500,000 Share Reduction Due to Buy Back ≈ -3.8% E&P Reduction Due to Buy Back ($1,442,000) Adjusted E&P Post 2018/2019 Buy Back (at Mid-Point of range) $36,058,000 Added Benefits of Buyback Program Reduced E&P

CONSOLIDATED TOMOKA 39 APPENDIX

CONSOLIDATED TOMOKA (1) Two properties Single-Tenant Portfolio (C) APPENDIX 40 As of February 1, 2019 (1) (C) Lease contains rent escalations Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term % of NOI Fidelity N/A Albuquerque, NM Office 210,067 9.8 10.2% Wells Fargo A+ Portland, OR Office 211,863 6.9 9.4% Wells Fargo A+ Raleigh, NC Office 450,393 5.7 8.3% Hilton Grand Vacations BB+ Orlando, FL Office 133,914 7.8 4.8% AG Hill N/A Aspen, CO Retail 19,596 19.0 3.9% Lowe's BBB+ Katy, TX Retail 131,644 8.0 2.7% LA Fitness B+ Brandon, FL Retail 45,000 13.2 2.5% Harris Teeter BBB Charlotte, NC Retail 45,089 9.2 2.2% Landshark Bar & Grill NR Daytona Beach, FL Retail 6,264 14.0 2.1% CVS BBB Dallas, TX Retail 10,340 23.0 2.0% At Home B+ Raleigh, NC Retail 116,334 10.6 1.9% Reno Riverside BB Reno, NV Retail 52,474 0.8 1.9% Container Store NR Phoenix, AZ Retail 23,329 11.1 1.9% Rite Aid B Renton, WA Retail 16,280 7.5 1.7% Dick's Sporting Goods NR McDonough, GA Retail 46,315 5.0 1.4% Jo-Ann Fabric B Saugus, MA Retail 22,500 10.0 1.3% Best Buy BBB McDonough, GA Retail 30,038 2.0 1.3% Big Lots BBB- Germantown, MD Retail 25,589 5.0 1.1% Big Lots BBB- Glendale, AZ Retail 34,512 4.0 1.1%

CONSOLIDATED TOMOKA Single-Tenant Portfolio (C) APPENDIX 41 As of February 1, 2019 (C) Lease contains rent escalations Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term % of NOI Walgreens BBB Alpharetta, GA Retail 15,120 6.8 1.1% Cocina214 NR Daytona Beach, FL Retail 5,780 14.0 1.1% Chuys N/A Jacksonville, FL Retail 7,950 13.6 1.1% Wawa N/A Jacksonville, FL Retail 6,267 18.9 1.0% Walgreens BBB Clermont, FL Retail 13,650 10.2 1.0% Firebirds N/A Jacksonville, FL Retail 6,948 8.8 0.9% Bank of America A+ Monterey, CA Retail 32,692 1.8 0.9% Staples B+ Sarasota, FL Retail 18,120 3.0 0.9% Outback BB Charlottesville, VA Retail 7,216 12.7 0.9% Chase A+ Jacksonville, FL Retail 3,614 18.7 0.8% Outback BB Charlotte, NC Retail 6,297 12.7 0.6% Outback BB Austin, TX Retail 6,176 12.7 0.6% Cheddars N/A Jacksonville, FL Retail 8,146 8.7 0.5% Scrubbles N/A Jacksonville, FL Retail 4,512 18.8 0.5% Carrabas BB Austin, TX Retail 6,528 12.7 0.5% Moes N/A Jacksonville, FL Retail 3,111 18.8 0.5% PDQ N/A Jacksonville, FL Retail 3,366 8.5 0.5% Macaroni Grill N/A Arlington, TX Retail 8,123 15.0 0.4% Wawa N/A Winter Park, FL Retail 6,119 20.0 0.4% Barnes & Noble/Wawa NR Daytona Beach, FL Retail 28,000 0.2 0.3% Total Single Tenant 1,829,276 9.6 76.2%

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 42 (C) As of February 1, 2019 (C) Lease contains rent escalations Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 3600 Peterson NR Santa Clara, CA Office 75,841 3.2 7.4% 245 Riverside Ave N/A Jacksonville, FL Office 136,856 3.2 6.2% The Grove B Winter Park, FL Retail 112,292 9.1 3.8% Whole Foods Centre AA- Sarasota, FL Retail 59,341 4.5 3.8% Westcliff Shopping Center B Ft. Worth, TX Retail 136,185 2.5 1.8% Fuzzy's/World of Beer NR Brandon, FL Retail 6,715 5.8 0.5% 7-Eleven / Vacant AA- Dallas, TX Retail 4,685 5.7 0.3% Total - Multi-Tenant 531,915 4.4 23.8%

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 43 As of February 1, 2019 Albuquerque, New Mexico Asset Type Single-Tenant Office Tenant Fidelity Real Estate S&P Rating NR % of Portfolio NOI 10.2% Square Feet 210,067 Acres 25.34 Remaining Term 9.8 Year Built 2009 Purchase Date Oct 2018 Occupancy 100% Demographics 3-mile Population 3,820 3-mile Avg. HHI $54,109 3-mile Median HHI $33,589

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 44 As of February 1, 2019 Hillsboro, Oregon Asset Type Single-Tenant Office Tenant Wells Fargo Bank, N.A. S&P Rating A+ % of Portfolio NOI 9.5% Square Feet 211,863 Acres 18.92 Remaining Term 6.9 Year Built 1978/2009 Purchase Date Oct 2017 Occupancy 100% Demographics 3-mile Population 154,454 3-mile Avg. HHI $101,832 3-mile Median HHI $86,312

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 45 As of February 1, 2019 Raleigh, North Carolina Asset Type Single-Tenant Office Tenant Wells Fargo Bank, N.A. S&P Rating A+ % of Portfolio NOI 8.3% Square Feet 450,393 Acres 40.56 Remaining Term 5.7 Year Built 1996/1997 Purchase Date Nov 2015 Occupancy 100% Demographics 3-mile Population 66,925 3-mile Avg. HHI $85,716 3-mile Median HHI $65,931

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 46 As of February 1, 2019 Santa Clara, California Asset Type Multi-Tenant Office Tenant Adesto Technologies Centrify Corp. S&P Rating NR % of Portfolio NOI 7.4% Square Feet 75,841 Acres 5.42 Remaining Term 3.2 Year Built 1978/2015 Purchase Date Oct 2016 Occupancy 100% Demographics 3-mile Population 188,131 3-mile Avg. HHI $154,090 3-mile Median HHI $125,045

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 47 As of February 1, 2019 Jacksonville, Florida Asset Type Multi-Tenant Office Tenant Raymond James Northwestern Mutual S&P Rating NR % of Portfolio NOI 6.3% Square Feet 136,856 Acres 3.40 Remaining Term 3.5 Year Built 2003 Purchase Date Jul 2015 Occupancy 95% Demographics 3-mile Population 83,987 3-mile Avg. HHI $58,787 3-mile Median HHI $43,629

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 48 As of February 1, 2019 Orlando, Florida Asset Type Single-Tenant Office Tenant Hilton Grand Vacations S&P Rating BB+ % of Portfolio NOI 4.8% Square Feet 133,914 Acres 14.84 Remaining Term 7.8 Year Built 1988/2000 Purchase Date Jan 2013 Occupancy 100% Demographics 3-mile Population 112,600 3-mile Avg. HHI $70,102 3-mile Median HHI $50,640

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 49 As of February 1, 2019 Aspen, Colorado Asset Type Single-Tenant Retail Tenant A.G. Hill S&P Rating NR % of Portfolio NOI 3.9% Square Feet 19,596 Acres n/a Remaining Term 19.0 Year Built 2015 Purchase Date Feb 2018 Occupancy 100% Demographics 3-mile Population 8,619 3-mile Avg. HHI $137,278 3-mile Median HHI $84,894

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 50 As of February 1, 2019 Sarasota, Florida Asset Type Multi-Tenant Retail Tenant Whole Foods Market Starbucks S&P Rating AA- % of Portfolio NOI 3.8% Square Feet 59,341 Acres 3.94 Remaining Term 4.5 Year Built 2004 Purchase Date Oct 2014 Occupancy 100% Demographics 3-mile Population 71,224 3-mile Avg. HHI $74,255 3-mile Median HHI $55,247

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 51 As of February 1, 2019 Katy, Texas Asset Type Single-Tenant Retail Tenant Lowe’s S&P Rating BBB+ % of Portfolio NOI 2.7% Square Feet 131,644 Acres 15.48 Remaining Term 8.0 Year Built 1997 Purchase Date Apr 2014 Occupancy 100% Demographics 3-mile Population 111,404 3-mile Avg. HHI $114,158 3-mile Median HHI $90,712

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 52 As of February 1, 2019 Brandon, Florida Asset Type Single-Tenant Retail Tenant LA Fitness S&P Rating B+ % of Portfolio NOI 2.6% Square Feet 45,000 Acres 5.28 Remaining Term 13.2 Year Built 2006 Purchase Date Apr 2017 Occupancy 100% Demographics 3-mile Population 96,694 3-mile Avg. HHI $73,403 3-mile Median HHI $58,003

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 53 As of February 1, 2019 Charlotte, North Carolina Asset Type Single-Tenant Retail Tenant Harris Teeter S&P Rating NR % of Portfolio NOI 2.2% Square Feet 45,089 Acres 5.45 Remaining Term 9.2 Year Built 1993 Purchase Date Apr 2008 Occupancy 100% Demographics 3-mile Population 78,684 3-mile Avg. HHI $74,409 3-mile Median HHI $62,481

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 54 As of February 1, 2019 Daytona Beach, Florida Asset Type Single-Tenant Retail Tenant LandShark Bar & Grill S&P Rating NR % of Portfolio NOI 2.1% Square Feet 6,264 Acres 3.00 Remaining Term 14.07 Year Built 2017 Completion Date Jan 2018 Occupancy 100% Demographics 3-mile Population 44,329 3-mile Avg. HHI $46,509 3-mile Median HHI $33,623

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 55 As of February 1, 2019 Raleigh, North Carolina Asset Type Single-Tenant Retail Tenant At Home S&P Rating B+ % of Portfolio NOI 1.9% Square Feet 116,334 Acres 14.00 Remaining Term 10.6 Year Built 2003 Purchase Date Sept 2016 Occupancy 100% Demographics 3-mile Population 91,611 3-mile Avg. HHI $75,963 3-mile Median HHI $62,746

CONSOLIDATED TOMOKA Top 15 Income Property APPENDIX 56 As of February 1, 2019 Fort Worth, Texas Asset Type Multi-Tenant Retail Tenant Albertsons S&P Rating B % of Portfolio NOI 1.8% Square Feet 136,185 Acres 10.30 Remaining Term 2.5 Year Built 1955 Purchase Date Mar 2017 Occupancy 64% Demographics 3-mile Population 125,089 3-mile Avg. HHI $84,694 3-mile Median HHI $66,972

APPENDIX CONSOLIDATED TOMOKA > 500 Homes Sold Active Adult Community – 1st Phase: 3,400 homes Development in Progress on Land Sold by CTO 57 Commercial/Retail Development LPGA Blvd New Phase Amenities Under Construction

APPENDIX CONSOLIDATED TOMOKA Homes Deliveries Starting in 2018 Single-Family Residential Community – ≈1,200 homes Development in Progress on Land Sold by CTO 58

APPENDIX CONSOLIDATED TOMOKA North American – Tomoka Town Center ≈400,000 Square Foot Retail Power Center 59 Development in Progress on Land Sold by CTO

APPENDIX CONSOLIDATED TOMOKA At Tomoka Town Center 276-Unit Luxury Rental Community Development in Progress on Land Sold by CTO 60 Projected development costs $39 million Final Site Approval expected Feb ’18 Construction start date Spring ‘18 Opening expected Q2 2019 Tomoka Pointe

APPENDIX CONSOLIDATED TOMOKA Membership Wholesaler Only New Development of Sam’s Club in U.S. Development in Progress on Land Sold by CTO 61

APPENDIX CONSOLIDATED TOMOKA New Office Construction Future Home of Costa Del Mar Development in Progress on Land Sold by CTO 62

APPENDIX CONSOLIDATED TOMOKA Top Institutional Shareholders ≈62% of Outstanding Shares 63 Wintergreen Advisers LLC (1) BlackRock Fund Advisors 28.6% 6.0% Dimensional Fund Advisors LP 5.5% The Vanguard Group, Inc. 4.9% Fidelity Management & Research Co. 2.0% Carlson Capital LP 3.0% Intrepid Capital Management, Inc. 1.7% SSgA Funds Management, Inc. 1.4% Northern Trust Investments, Inc. 1.2% Wells Fargo Clearing Services LLC 1.0% Boston Partners Global Investors 1.1% Sorin Capital Management LLC 0.8% Brown Advisory Inc. 1.5% As of December 31, 2018 As of 12/31/18 shares of CTO owned by Wintergreen Fund Inc. (MTU: WGRNX) ≈42% of the Fund’s total AUM Russell Investment Management LLC 0.9% Bridgeway Capital Management Inc. 0.8%

APPENDIX

Joined Board



JOHN P. ALBRIGHT
President & CEO
Consolidated-Tomoka Land Co.

2012



LAURA M. FRANKLIN (CHAIRMAN)
Former (Retired) Executive V.P. - Accounting and Admin./Corp. Secretary, Washington REIT

2016



GEORGE R. BROKAW
Managing Partner
Trail Creek Partners

2018



R. BLAKESLEE GABLE
CEO
Barron Collier Companies

2018



CHRISTOPHER W. HAGA
Partner and Head of Strategic Investments, Carlson Capital, L.P.

2017



WILLIAM L. OLIVARI
Certified Public Accountant, Founder and Former Partner
Olivari & Associates PA

2008



HOWARD C. SERKIN (VICE CHAIRMAN)
Chairman
Heritage Capital, Inc.

2011



THOMAS P. WARLOW, III
Chairman, Georgetown Enterprises, Inc.
President & Chairman, The Martin Andersen-Gracia Foundation, Inc.

2010



CASEY R. WOLD
Founder, Managing Partner & CEO
Vanderbilt Office Properties

2017

Board of Directors

CONSOLIDATED TOMOKA
64

APPENDIX

Started with CTO



JOHN P. ALBRIGHT — President & Chief Executive Officer

- Archon Capital, a Goldman Sachs Company
- Morgan Stanley
- Crescent Real Estate Equities

2011



MARK E. PATTEN — Senior Vice President & Chief Financial Officer

- Simply Self Storage
- CNL Hotels & Resorts
- Vistana Inc.
- KPMG

2012



DANIEL E. SMITH — Senior Vice President, General Counsel & Corporate Secretary

- Goldman Sachs Realty Management
- Crescent Real Estate Equities
- Hughes & Luce LLP (now part of K&L Gates)

2014



STEVEN R. GREATHOUSE — Senior Vice President - Investments

- N3 Real Estate
- Morgan Stanley
- Crescent Real Estate Equities

2012



E. SCOTT BULLOCK — Vice President of Real Estate

- International Speedway Corporation
- Crescent Resources (Duke Energy)
- Pritzker Realty Group
- Disney Development Company (Walt Disney Co.)

2015



TERESA THORNTON-HILL — Vice President & Corporate Counsel

- ICI Homes
- Cobb Cole
- Rogers Towers, P.A.

2005



LISA M. VORAKOUN — Vice President and Controller

- City of DeLand, Florida
- James Moore & Co.

2013

Executive Management Team

CONSOLIDATED TOMOKA 65

END NOTES CONSOLIDATED TOMOKA 66 End Notes references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of February 1, 2019 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending December 31, 2018; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of December 31, 2018. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments.

1969 50 YEARS on the NYSE 2019 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address noted, or at www.ctlc.com. BUILT TO LAST NYSE American: CTO YEAR END 2018 INVESTOR PRESENTATION Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com